UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

HERITAGE-CRYSTAL CLEAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33987	26-0351454
(State or other jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2000 Center Drive, Suite C300, Hoffman Estates, IL 60192
 (Address of Principal Executive Offices) (Zip Code)

(847) 836-5670
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	HCCI	NASDAQ Global Select Market

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2022 Heritage-Crystal Clean, Inc. (the "Company") and Ellie Bruce, the Executive Vice President of Business Management and Marketing of the Company (the "Executive"), entered into an amendment (the “Amendment”) to Executive's Employment Agreement effective as of November 2, 2017 (the "Employment Agreement").

The Amendment states that the Employment Agreement will terminate on March 6, 2024 (the “Expiration Date”). In the event that the Executive’s employment is terminated prior to the Expiration Date other than for Cause (as defined in the Amendment), the Company shall provide Executive the portion of Executive's Base Salary which is earned but unpaid through the termination date, and Executive may receive a prorated portion of a bonus amount based on the number of whole months in such year the Executive was employed prior to her employment termination if a bonus would otherwise have been payable to Executive for the year of Executive’s employment. Additionally if Executive terminates her employment on or after the Expiration Date or for Good Reason (as defined in the Amendment) prior to the Expiration Date, Executive shall receive an amount equal to $700,000 payable in four installments, and a cash payment equal to the value of any nonvested restricted shares of common stock (or restricted stock units) of the Company held by the Executive as of the termination date, based on the 30 day average closing price of the Company's common stock on the Nasdaq Stock Market prior to the termination date. If Executive's employment terminates prior to the Expiration Date, Executive shall receive a prorated amount of the Award Payment based on the number of months employed by the Company in the period commencing on the date of the Amendment and ending on the Expiration Date.

The foregoing description of the terms of the Amendment does not purport to be a complete description and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference in its entirety into this Item 5.02.

Exhibit number	Description
10.1	Amendment to Executive Employment Agreement dated as of November 7, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE-CRYSTAL CLEAN, INC.

Date: November 9, 2022	By: /s/ Mark DeVita Title: Chief Financial Officer & Executive Vice President